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                      THE ONE GROUP-REGISTERED TRADEMARK-
                        THE ONE GROUP VALUE GROWTH FUND
                  THE ONE GROUP LOUISIANA MUNICIPAL BOND FUND
                      THE ONE GROUP GULF SOUTH GROWTH FUND
                     Supplement dated February 20, 1996 to
                       Prospectus dated February 7, 1996

EFFECTIVE  MARCH 1, 1996,  PROSPECTUSES FOR THE  ABOVE FUNDS WILL  BE REVISED AS
FOLLOWS:

In the second paragraph under the heading SALES CHARGE, the fifth sentence is revised to read as follows: "If such shares are redeemed prior to the first anniversary of purchase, the Shareholder will be assessed a sales charge on the initial purchase in the amount of the additional compensation paid by the Distributor."

The EXPENSE SUMMARY under the heading ABOUT THE FUND is amended by adding the following footnote after the caption "Maximum Contingent Deferred Sales Charge (as a percentage of purchase price or redemption proceeds, as applicable)":

    "A person who purchases $1 million or more of Class A shares and is not assessed a sales charge at the time of purchase, will be assessed a sales charge equivalent to 1% of the purchase price if such purchaser redeems any or all of the Class A shares prior to the first anniversary of purchase."

            INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
                                FOR FUTURE REFERENCE

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